MERGER (Q2)	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
MERGER [Abstract]
MERGER
7. MERGER

On July 26, 2018 (the “Closing Date”), FinTech consummated the previously announced transactions contemplated by the Merger Agreement, dated as of December 19, 2017, by and among FinTech, Merger Sub 1, Merger Sub 2, Intermex and SPC Intermex. The Merger Agreement provided for the acquisition of Intermex by FinTech pursuant to the merger of Intermex with and into Merger Sub 1 (the “First Merger”), with Intermex continuing as the surviving entity, and immediately following the consummation of the First Merger, the merger of Intermex with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity (such merger together with the First Merger, the “Merger”).

As a result of the Merger, each outstanding share of Intermex common stock (“Intermex Common Stock”) converted into the right to receive a combination of cash and shares of the Company’s common stock, as calculated pursuant to the terms of the Merger Agreement.

In connection with the Closing, the aggregate consideration paid by the Company in the Merger consisted of (i) $102,000,000 in cash ($2,000,000 of which was placed in escrow at closing as security for working capital adjustments) and (ii) 17.2 million shares of the Company’s common stock. The cash consideration was funded from the cash held in the Company’s Trust Account after permitted redemptions.

In connection with the Closing, the Company redeemed a total of 4,938,232 shares of its common stock at a redemption price of $10.086957 per share pursuant to the terms of the Company’s amended and restated certificate of incorporation, resulting in a total payment to redeeming stockholders of $49,811,734.

Upon consummation of the Merger, the Company entered into a registration rights agreement and a shareholders agreement.

10. MERGER AGREEMENT

On December 19, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Merger Sub 1, Merger Sub 2 (together with Merger Sub 1, the “Merger Subs”), Intermex and SPC Intermex Representative LLC (the “Representative”), which provides for the acquisition of Intermex by the Company pursuant to the proposed merger of Merger Sub 1 with and into Intermex with Intermex continuing as the initial surviving entity (the “First Merger”), immediately following which the initial surviving entity will be merged (the “Second Merger,” and together with the First Merger, the “Merger”) with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a direct wholly owned subsidiary of the Company.

As a result of the Merger, each outstanding share of Intermex common stock (“Intermex Common Stock”) will convert into the right to receive a combination of cash and shares of the Company’s common stock, as calculated pursuant to the terms of the Merger Agreement.

Pursuant to the Merger Agreement, the aggregate consideration to be paid by the Company in the Merger will consist of (i) $92,000,000 in cash ($2,000,000 of which will be placed in escrow at closing as security for working capital adjustments), (ii) approximately $161,000,000 in shares of the Company’s common stock, subject to adjustment in accordance with the terms of the Merger Agreement, and (iii) an amount (as determined in accordance with the Merger Agreement) equal to any excess cash at Intermex at the time of the closing in the form of cash or additional shares of the Company’s common stock, at the option of the Company, subject to certain limited exceptions. The cash consideration will be funded from the cash held in the Company’s Trust Account after permitted redemptions.

Each of Intermex, the Company and the Merger Subs have made representations, warranties and covenants in the Merger Agreement that are customary for transactions of this nature. The representations and warranties of the Company, the Merger Subs and Intermex will not survive the closing of the Merger.

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, including, among others, that (i) the Merger be approved by the Company’s stockholders and Intermex’s stockholder; (ii) there has been no material adverse effect with respect to Intermex or the Company since the date of the Merger Agreement; (iii) the organizational documents of the Company will be amended and restated as described in the Merger Agreement; (iv ) the parties will have received certain governmental consents and authorizations to the Merger; (v) all applicable waiting periods and any extensions thereof under applicable antitrust, competition or similar laws will have expired or been terminated; and (vi) the Company will have at least $125,000,000 in its Trust Account as of the closing, after giving effect to the redemption of public shares by the Company’s public stockholders and the payment of deferred underwriting fees.

The Merger Agreement provides that, upon consummation of the Merger, the Company will enter into a registration rights agreement and a shareholders agreement.

Concurrently with the execution of the Merger Agreement, the Company, Intermex and certain existing Company stockholders entered into a Voting Agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, the stockholders party thereto have agreed to, among other things, vote all of the shares of the Company’s common stock held by such stockholders (i) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement; (ii) against any actions that would result in a breach by the Company of any obligations contained in the Merger Agreement; (iii) in favor of the proposals set forth in the Company’s preliminary proxy statement/prospectus (and definitive proxy statement/prospectus, when available) to be filed with the SEC relating to the Merger; and (iv) against alternative proposals or transactions to the Merger.

The Voting Agreement generally prohibits the stockholders party thereto from transferring, or permitting to exist any liens on, their shares of the Company’s common stock prior to the consummation of the Merger. The Voting Agreement will automatically terminate upon the first to occur of (i) the closing of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms.